UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2007
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                     33-18978                22-1441806
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


              728 Garden St
       Carlstadt, New Jersey 07072                  (201) 933-1600
          (Address of principal            (Registrant's telephone number,
           executive offices)                   including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD

Item 7.01.   Regulation FD Disclosure


         On January 24, 2007, the registrant issued a press release to announce that it was notified by the Navy that the protests filed with the Government Accountability Office (GAO) relating to the award of the Intermediate Level TACAN Test Set (ITATS) contract to the Company has been dismissed.

         A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                 TEL-INSTRUMENT ELECTRONICS CORP


Date:  January 25, 2007                          By   /s/ Harold K. Fletcher
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                                                          Harold K. Fletcher
                                                          Chairman and President


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